Annual Report

GNMA
Fund
May 31, 1997

T. Rowe Price

Report Highlights

o The Federal Reserve tightened monetary policy in March as the economy developed momentum and unemployment fell below
     5% for the first time in more than 20 years.

o Most high-quality bonds and the GNMA Fund generated only modest returns during the six months ended May 31, 1997, as interest rates rose from last November.

o Your fund's six-month return of 1.16% trailed the Lipper average, but its 12-month performance of 8.46% surpassed our peer group average.

o Fund exposure to lower-coupon GNMAs hindered results in the latest reporting period but helped over the 12-month period.

o Barring a miscalculation by the Fed, we expect economic growth to moderate, providing a favorable environment for bonds and the fund.

Fellow Shareholders

Most high-quality bonds and your fund posted only modest returns during the six months ended May 31, 1997, as the economy developed considerable momentum and the Federal Reserve tightened monetary policy for the first time since 1995. However, despite the strong economy and tight labor markets, inflation remained subdued and interest rates rose only to their levels of a year ago. Your fund's solid return for the past 12 months came primarily from coupon income, with a minor contribution from capital appreciation.

MARKET ENVIRONMENT

The unemployment rate fell below 5%, its lowest level in more than two decades. The Fed's objective in raising the key federal funds rate a quarter-point in March was to avoid a repetition of the tight labor markets and accelerating inflation of the late 1980s. From a trend rate of approximately 4%, inflation jumped to 6% even before the rise in oil prices that accompanied Iraq's invasion of Kuwait in 1990. The longer the Federal Reserve can contain inflation around 3%, where it has been for most of the 1990s, the longer the current expansion can be expected to last. Following the initial shock of the Fed tightening, stocks and bonds gradually regained their equilibrium once investors realized that inflation was still under control despite robust economic growth in recent quarters.

Chart 1 - Interest Rate Levels line chart

The interest rate roller coaster of the past year produced a benign prepayment environment. As the one-year Treasury yield ranged between 5.5% and 6.0% and the 10-year yield between 6% and 7%, the interest rate environment was not conducive to high refinancing activity. With existing home sales low, prepayments related to relocations remained modest; they were well below the sharply higher levels first seen in 1993 and again in 1995 when interest rates fell to the low end of the current range. The subdued level of prepayments in recent months indicates that a majority of homeowners already refinanced their mortgages when it was more advantageous to do so.

Chart 2 - Prepayment Rates line chart

When rates fall, mortgage-backed securities do not appreciate as much as securities with no call or prepayment exposure; when rates rise, the lower rate sensitivity of the mortgage sector cushions it against major price declines. As rates have been trading within a fairly narrow range, the relatively high coupons of GNMAs produced attractive returns for investors over the past year.

PERFORMANCE REVIEW

Your fund provided a modest return during the six months ended May 31, 1997, and a solid return primarily from coupon income over the past 12 months.

Performance Comparison chart

Periods Ended 5/31/97           6 Months    12 Months
__________________________________________________________

GNMA Fund                           1.16%        8.46
%
Lipper GNMA Funds Average           1.45         8.24

Returns trailed the Lipper average for similar funds over the shorter period but exceeded it for the year. Your fund's relatively high exposure to lower-coupon GNMAs, in the form of securities and forward contracts, hindered performance during the past six months when rates rose and helped it during the first half when rates fell. (The liabilities for forward contracts are reflected as Other Assets Less Liabilities in the Sector Diversification table following this letter.)

STRATEGY

We reduced our holdings of long-term Treasury bonds in the trading range environment that prevailed during the past few months. Treasuries increase the portfolio's potential for price appreciation when interest rates fall, but their returns are surpassed by GNMAs when rates move in a narrow range because of the latter's higher yields. Fund exposure to long-term Treasuries declined from a high of approximately 7% during the fiscal year to 2% on May
31. We replaced them primarily with higher-coupon mortgage securities.

Our investment strategy continued to emphasize protection of principal while providing a relatively high level of income. The interest rate volatility of the past two years prompted us to maintain a core portfolio of GNMAs with various coupons while making periodic adjustments in peripheral holdings. This strategy enabled us to produce steady income with what we consider to be an appropriate level of portfolio sensitivity to changes in interest rates.

The prospect is good for a continuation of subdued inflation and a return to moderate economic growth.

All along, we have held on to many of our older, higher-coupon mortgages to stabilize the dividend return while focusing new investments in lower-coupon mortgage securities whenever interest rates declined. Many of our new mortgage bond purchases were made in the forward market in anticipation of interest and principal payments the fund will receive in future months. If the level of income is not sufficient to take delivery in any particular month, the forward contracts can then be rolled out to future months without a negative impact on income.

OUTLOOK

Some additional tightening of monetary policy remains a possibility, as the Fed attempts to dampen the blistering pace of the economy. The credit markets could be roiled again by a higher federal funds rate, with interest rates rising over the short term in anticipation of further rate hikes down the road.

However, barring a serious miscalculation by the Federal Reserve, the prospect is good for a continuation of subdued inflation and a return to moderate economic growth. This should provide a favorable environment for the fixed income markets over the long term. Fiscal policy in Washington will also affect interest rate volatility. A possible balanced budget agreement, however watered down, should help reduce downward pressure on bond prices.

We do not expect a surge in mortgage prepayments, which would occur only if interest rates were to fall significantly from current levels. Therefore, given the type of economic and fiscal environment we foresee, GNMA securities should continue to provide attractive returns in the months ahead.
Thank you for investing with T. Rowe Price.

Respectfully submitted,

Peter Van Dyke
President and Chairman of the Investment Advisory Committee
June 20, 1997

T. Rowe Price GNMA Fund

Portfolio Highlights

Key statistics

                                      11/30/96    5/31/97
___________________________________________________________

Price Per Share                      $    9.52   $   9.30

Dividends Per Share

    For 6 months                          0.32       0.33

    For 12 months                         0.66       0.65

Dividend Yield *

    For 6 months                          7.05%      7.11%

    For 12 months                         7.17       7.20

Weighted Average Maturity
    (years)**                              9.3        8.3

Weighted Average Effective
    Duration (years)                       5.0        4.9

Weighted Average Quality ***               AAA        AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**    Based on prepayment-adjusted life of GNMA securities.
***   Based on T. Rowe Price research.

SECTOR Diversification

                                   Percent of  Percent of
                                   Net Assets  Net Assets
                                     11/30/96     5/31/97
___________________________________________________________

GNMA Securities                           104%        106%

U.S. Treasury Obligations                   5           2

Repurchase Agreements                       -           1

Other Government Agency Securities          1           1

Other Assets Less Liabilities             -10         -10
___________________________________________________________

Total                                     100%        100%



T. Rowe Price GNMA Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - SEC line chart

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/97    1 Year  3 Years 5 Years 10 Years
__________________________________________________________

GNMA Fund                 8.46%    8.04%   6.34%    8.09%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Financial Highlights

           For a share outstanding throughout each period

           Year                 3 Months#     Year
          Ended                     Ended    Ended
        5/31/97  5/31/96 5/31/95  5/31/94  2/28/94 2/28/93

NET ASSET VALUE
Begin-
ning
of
period   $ 9.19 $   9.51 $  9.14  $  9.60 $   9.92 $   9.79

Invest-
ment
activi-
ties

Net
invest-
ment
income     0.65     0.67    0.68     0.17     0.68     0.75

Net
real-
ized and
unrealized
gain
(loss)     0.11    (0.32)   0.37    (0.46)   (0.32)    0.13

Total
from
investment
activi-
ties       0.76     0.35    1.05    (0.29)    0.36     0.88

Distri-
butions

Net
invest-
ment
income    (0.63)   (0.67)  (0.66)   (0.17)   (0.68)   (0.75)

Tax
return
of
capital   (0.02)       -   (0.02)       -        -        -

Total
distri-
butions   (0.65)   (0.67)  (0.68)   (0.17)   (0.68)   (0.75)

NET ASSET VALUE

End of
period   $ 9.30 $   9.19 $  9.51  $  9.14 $   9.60 $   9.92

Ratios/Supplemental Data

Total
return    8.46%    3.72%  12.11%    (3.03)%  3.71%    9.36%

Ratio of
expenses
to
average
net
assets    0.74%    0.74%   0.76%    0.76%!   0.77%    0.79%

Ratio of
net
invest-
ment
income
to
average
net
assets    6.98%    7.04%   7.50%    7.24%!   6.93%    7.65%

Port-
folio
turnover
rate     115.9%   113.6%  121.3%   151.8%!   92.5%    94.2%

Net
assets,
end of
period
(in thou-
sands)$944,046 $ 903,796 $810,467 $802,304$883,391 $913,722

!   Annualized.
#   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund

May 31, 1997

Statement of Net Assets

                                          Par         Value
                                             In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 107.4%

U.S. Government Guaranteed
Obligations  107.4%

Federal Housing Authority,
PLC, 9.95%, 10/1/32               $     4,960  $      5,200

Government National Mortgage Assn.
    I
      6.00%, 12/15/23 - 6/15/26        55,612        51,396

      6.50%, 6/15/23 - 4/15/27         51,079        48,612

      7.00%, 4/15/17 - 3/15/27        107,819       105,528

      7.50%, 3/15/07 - 1/15/27        103,262       103,768

      8.00%, 3/15/14 - 1/15/27        179,807       184,696

      8.50%, 12/15/04 - 6/15/26        49,938        52,426

      9.00%, 4/15/16 - 9/15/24         61,367        65,589

      9.50%, 6/15/09 - 5/15/25         18,589        20,044

      10.00%, 10/15/15 - 7/15/24        8,509         9,359

      10.50%, 1/15/13 - 11/15/21        4,412         4,886

      11.00%, 2/15/10 - 6/15/19           939         1,055

      11.50%, 4/15/10 - 7/15/20         4,166         4,746

      12.00%, 5/15/11 - 10/15/15        5,673         6,553

      12.50%, 4/15/10 - 7/15/15         2,050         2,387

      13.00%, 1/15/11 - 8/15/15           949         1,108

      13.50%, 5/15/10 - 1/15/15         1,387         1,626

    II

      6.50%, 3/20/26                    8,738         8,236

      8.00%, 10/20/24 - 9/20/26        27,064        27,462

      8.50%, 4/20/16 - 2/20/23         21,447        22,344

      10.00%, 9/20/16 - 5/20/25         1,928         2,100

      11.00%, 2/20/14 - 9/20/20         2,020         2,245

      11.50%, 12/20/13 - 7/20/20        1,429         1,608

      12.50%, 10/20/13 - 1/20/16          209           241

      13.00%, 10/20/13 - 9/20/15          779           904

    GPM, I

      8.75%, 6/15/17 - 6/15/22            893           935

      9.00%, 5/15/09 - 3/15/14            333           354

      9.25%, 5/15/16 - 8/15/21          5,873         6,257

      9.50%, 6/15 - 11/15/09            2,518         2,714

      9.75%, 4/15/16 - 8/15/21          5,900         6,378

Government National Mortgage Assn.

    GPM, I

      10.25%, 1/15 - 3/15/18      $       132  $        144

      10.75%, 2/15/16 - 4/15/19         1,202         1,321

      11.00%, 8/15 - 9/15/10              301           333

      11.25%, 11/15/15                     23            25

      11.50%, 2/15 - 6/15/13               53            59

      12.00%, 10/15/10 - 2/15/13          435           491

      12.25%, 9/15/13 - 3/15/15           167           190

      12.50%, 4/15/10 - 10/15/12          559           637

      12.75%, 10/15/13 - 5/15/15          328           375

    GPM, II

      9.25%, 2/20/16                      124           131

      9.75%, 12/20/20 - 7/20/21           366           393

      10.25%, 3/20 - 9/20/16               39            43

      11.00%, 9/20/13 - 1/20/14            77            86

      12.25%, 1/20/14 - 10/20/15          248           285

      12.75%, 10/20/13 - 7/20/15          236           273

    Project Loan, I

      7.625%, 6/15/32                   2,591         2,609

      7.75%, 3/15/20                    4,031         4,132

      7.875%, 5/15/27 - 6/15/32         4,147         4,162

      8.00%, 11/15/12 - 11/15/17        6,505         6,734

      8.50%, 1/15/27                      394           408

      9.25%, 10/15/23 - 1/15/36        13,894        14,645

      10.75%, 3/15/26                   6,110         6,706

    REMIC

      6.50%, 10/16/24                  33,000        29,432

      7.00%, 5/16/24                    8,400         7,857

      7.493%, 7/16/24                  13,450        13,193

      7.50%, 5/16/23                   25,444        24,903

      8.00%, 6/20/25                   43,810        44,494

      Interest Only, 8.00%,
      6/16/23**                         9,929         1,787

TBA, I

      6.00%, 9/15/23                   10,000         9,199

      6.50%, 1/15/24                   15,000        14,203

      7.00%, 7/15/20                    5,000         4,866

Government National Mortgage Assn.

    TBA, I

      8.00%, 7/15/20              $    29,000  $     29,538

      8.50%, 7/15/20                   10,000        10,369

    TBA, Project Loan, I

      7.60%, 5/15/27                    6,423         6,393

      7.65%, 6/15/32                   18,000        18,151

U.S. Department of Veteran
Affairs, REMIC, 9.54%, 3/15/25          4,010         4,325

Total U.S. Government
Mortgage-Backed Securities
(Cost  $1,002,302)                                1,013,649

U.S. GOVERNMENT OBLIGATIONS  1.5%

U.S. Treasury Obligations  1.5%
U.S. Treasury Bonds

      6.50%, 11/15/26                   5,000         4,714

      6.625%, 2/15/27                  10,000         9,634

Total U.S. Government
Obligations (Cost  $14,958)                          14,348

REPURCHASE AGREEMENTS*  1.4%

Investments in Repurchase
Agreements through a Joint Account
      5.35%, 6/2/97                    13,032        13,032

Total Repurchase Agreements
(Cost  $13,032)                                      13,032

Total Investments in Securities
110.3% of Net Assets
(Cost  $1,030,292)                             $  1,041,029

Other Assets Less Liabilities                       (96,983)

NET ASSETS                                     $    944,046
                                               ____________

Net Assets Consist of:

Accumulated net investment
income - net of distributions                  $     (5,457)

Accumulated net realized gain/
loss - net of distributions                         (25,606)

Net unrealized gain (loss)                           10,737

Paid-in-capital applicable to
101,519,767 no par value shares of
beneficial interest outstanding;
unlimited number of shares authorized               964,372

NET ASSETS                                     $    944,046
                                               ____________

NET ASSET VALUE PER SHARE                      $       9.30
                                               ____________

** For Interest Only securities, par represents notional principal, on which the fund receives interest
*      Fully collateralized by U.S. government securities
GPM    Graduated Payment Mortgage
PLC    Permanent Loan Certificate
REMIC  Real Estate Mortgage Investment Conduit
TBA To be announced security purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $103,092,000 at 5/31/97.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund

Statement of Operations

In thousands
                                                       Year
                                                      Ended
                                                    5/31/97

Investment Income

Interest income                                $     70,933

Expenses
    Investment management                             4,398
    Shareholder servicing                             1,765
    Custody and accounting                              430
    Prospectus and shareholder reports                   87
    Registration                                         52
    Legal and audit                                      25
    Trustees                                             13
    Miscellaneous                                        14

    Total expenses                                    6,784

Net investment income                                64,149

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities               (2,280)
Change in net unrealized gain or loss
on securities                                        12,761

Net realized and unrealized gain (loss)              10,481

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $     74,630
                                                ___________


The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
Statement of Changes in Net Assets

In thousands

                                         Year
                                        Ended
                                      5/31/97       5/31/96

Increase (Decrease) in
Net Assets

Operations
    Net investment income         $    64,149  $     61,167
    Net realized gain (loss)           (2,280)       (5,065)
    Change in net unrealized
      gain or loss                     12,761       (27,261)

    Increase (decrease) in net
      assets from operations           74,630        28,841

Distributions to shareholders
    Net investment income             (62,285)      (61,156)
    Tax return of capital              (1,864)            -

    Decrease in net assets
      from distributions              (64,149)      (61,156)

Capital share transactions*
    Shares sold                       158,183       245,262
    Distributions reinvested           34,846        43,549
    Shares redeemed                  (163,260)     (163,167)

    Increase (decrease) in net
      assets from capital
      share transactions               29,769       125,644


Net Assets

Increase (decrease) during
    period                             40,250        93,329

Beginning of period                   903,796       810,467

End of period                     $   944,046  $    903,796
                                  _________________________

*Share information
    Shares sold                        17,000        25,637
    Distributions reinvested            3,746         4,578
    Shares redeemed                   (17,550)      (17,153)

    Increase (decrease) in
      shares outstanding                3,196        13,062

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund

May 31, 1997

Notes to Financial Statements

T. Rowe Price GNMA Fund

Note 1 - Significant Accounting Policies

T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity and are fully collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At May 31, 1997, the value of securities on loan was $9,634,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of U.S. government securities aggregated $1,196,022,000 and $1,136,410,000, respectively, for the year ended May 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $25,606,000, of which $1,304,000 expires in 1998, $248,000 in 1999, and $24,054,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income         $    (1,981,000)
Undistributed net realized gain                   3,413,000
Paid-in-capital                                  (1,432,000)

At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,030,292,000, and net unrealized gain aggregated $10,737,000, of which $20,021,000 related to appreciated investments and $9,284,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $378,000 was payable at May 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the
T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,650,000 for the year ended May 31, 1997, of which $114,000 was payable at period-end.

T. Rowe Price GNMA Fund
Report of Independent Accountants
To the Board of Trustees and Shareholders of

T. Rowe Price GNMA Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

T. Rowe Price Shareholder Services
Investment Services And Information

Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options   Reinvest all or some of your
distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

Investment Information

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights   This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds
Stock Funds

Domestic

Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Global Government Bond
Emerging Markets Bond
International Bond

Money Market Funds

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load

Variable Annuity
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *    Closed to new investors.
**    Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.z
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

** Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price GNMA Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607
T. Rowe Price Investment
Services, Inc., Distributor.

F70-050  5/31/97

Chart 1 - Interest Rate Levels line chart showing current coupon GNMA and 10-year Treasury note yields from 5/31/96 through 5/31/97

Chart 2 - Prepayment Rates line chart showing levels of new mortgages, moderately seasoned mortgages, and seasoned mortgages from 10/93 through 10/97 (anticipated).

Chart 3 - SEC line chart showing the cumulative growth of $10,000 invested in the GNMA Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.